UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2003

EVERGREENBANCORP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington 98109
(Address of Principal Executive Offices) (Zip Code)

206/628-4250
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are furnished as part of this Form 8-K.

Exhibit No.	Description

99.1	President’s Letter to Shareholders re First Quarter Results

99.2	Consolidated Statements of Income (Unaudited)

99.3	Consolidated Balance Sheets (Unaudited)

ITEM 9. REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 9. “Regulation FD Disclosure” and Item 12. “Disclosure of Results of Operations and Financial Condition.”

     On May 9, 2003, Registrant mailed to its shareholders of record a letter from its President and Chief Executive Officer, Gerald O. Hatler, and consolidated financial statements for the first quarter 2003. The letter, consolidated income statement and consolidated balance sheets are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this current Report on Form 8-K and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: May 15, 2003	By:	/s/ William G. Filer II

William G. Filer II Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	President’s Letter to Shareholders re First Quarter Results

99.2	Consolidated Statements of Income (Unaudited)

99.3	Consolidated Balance Sheets (Unaudited)

2